UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2026

Riot Platforms, Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-33675	84-1553387
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

85 Rio Grande Drive, Suite 200

Castle Rock, CO 80104

(Address of principal executive offices)

(303) 794-2000

(Registrant’s telephone number, including area code)

3855 Ambrosia Street, Suite 301

Castle Rock, CO 80109

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	RIOT	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 - Results of Operations and Financial Condition.

On August 10, 2026, Riot Platforms, Inc. (together with its consolidated subsidiaries, the “Company”) issued a press release (the “Press Release”) announcing an update on the Company’s business and financial results and results of operations for the three months ended June 30, 2026. The Company also published on its website, www.riotplatforms.com, under the “Investor Relations” tab a presentation providing, among other things, an update on the Company’s business and financial results and results of operations for the three months ended June 30, 2026 (the “Q2 2026 Earnings Deck”) and that the Company has entered into a non-binding letter of intent with respect to a proposed lease for the Company’s Corsicana Facility. The full text of the Press Release and the Q2 2026 Earnings Deck are attached to this Current Report on Form 8-K (this “Report”) as Exhibit 99.1 and 99.2, respectively.

The information under this Item 2.02 of this Report, including Exhibits 99.1 and 99.2 attached hereto, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”) nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference.

Item 8.01 – Other Events.

The information included in Exhibit 99.1 under the heading “191 IT MW Data Center Lease with a Leading Frontier AI Lab at Rockdale” shall be incorporated by reference into this Item 8.01 of this Report.

Item 9.01 – Financial Statements and Exhibits.

(d)Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 10, 2026.
99.2	Q2 2026 Earnings Deck, dated as of August 10, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIOT PLATFORMS, INC.

By:	/s/ Jason Chung
Name:	Jason Chung
Title:	Chief Financial Officer

Date: August 10, 2026